UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015 (June 10, 2015)

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 10, 2015, Endo International plc (the “Company”) completed the sale of 27,627,628 ordinary shares (the “Ordinary Shares”) in connection with its previously announced registered offering of Ordinary Shares, including 3,603,603 Ordinary Shares sold upon the exercise in full by the underwriters of their option to purchase additional Ordinary Shares from the Company. The Ordinary Shares have been registered under the Securities Act of 1933 pursuant to a registration statement on Form S-3 (File No. 333-204657) that was filed with the Securities and Exchange Commission on June 2, 2015.

A copy of the legal opinion of A&L Goodbody relating to the validity of the Ordinary Shares is filed as Exhibit 5.1 hereto. A copy of the press release announcing the closing of the offering is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

5.1	Opinion of A&L Goodbody

23.1	Consent of A&L Goodbody (included in Exhibit 5.1)

99.1	Press Release announcing the closing of the offering, dated June 10, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer

Date: June 10, 2015

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of A&L Goodbody

23.1	Consent of A&L Goodbody (included in Exhibit 5.1)

99.1	Press Release announcing the closing of the offering, dated June 10, 2015